UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 20, 2003

DISCOVERY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Main Street, Suite 307, Doylestown, PA	18901

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 340-4699

(Former name or former address if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

On February 20, 2003, Discovery Laboratories, Inc. (the "Registrant"), issued a news release updating the progress of its ongoing pivotal, landmark multinational Phase 3 clinical trial for Surfaxin® for Respiratory Distress Syndrome (RDS) in premature infants and reporting that the trial's completion was anticipated in October 2003 (the "RDS Progress Update News Release").

This Current Report on Form 8-K, including the exhibits, includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Such forward-looking statements are based on current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made.  For more information regarding potential risks, see the risk factors section of the Registrant's most recent reports on Form 10-K, Form 10-QSB and Form 10-Q on file with the Securities and Exchange Commission (the "Commission"). The Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits
(c) Exhibits
99.1 The RDS Progress Update News Release.
99.2 The 2002 Year End Financial Results News Release (as defined in item 9 below).

Item 9.	Regulation FD Disclosure

On February 20, 2003, the Registrant issued a news release announcing financial results for the fourth quarter and year ended December 31, 2002, and providing selected updates on the Registrant's progress since the end of the third quarter 2002 (the "2002 Year End Financial Results News Release"). The information contained in this Item 9 and Exhibit 99.2 has not been audited by the Registrant's outside auditors.

The information contained in Item 9 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be incorporated by reference into the Registrant's filings with the Commission under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY LABORATORIES, INC.

By:	/s/ Robert J. Capetola

Name:	Robert J. Capetola, Ph.D.
Title:	President and Chief Executive
Officer

Date:  February 24, 2003